SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)

Filed by the Registrant /X/

Filed by a Party other than the Registrant: / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or
                  Section 240.14a-12

                            GATEWAY INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)



                   (Name of Persons(s) Filing Proxy Statement)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:



         / /      Fee paid previously with preliminary materials:



         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount Previously Paid:



         (2)      Form, Schedule or Registration Statement No.:



         (3)      Filing Party:



         (4)      Date Filed:

                            GATEWAY INDUSTRIES, INC.
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 29, 2000
                                 --------------
To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of GATEWAY INDUSTRIES, INC., a Delaware corporation (the "Company"), will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on August 29, 2000 at 10:00 A.M., local time, for the following purposes:

                  1. To elect three members of the board of directors of the Company (the "Board of Directors" or the "Board") to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

                  2. To approve an amendment to the Company's 1990 Incentive Stock Option Plan and 1990 Nonstatutory Stock Option Plan that would increase from 400,000 to 850,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder;

                  3. To ratify the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2000; and

                  4. To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The Board has fixed the close of business on July 3, 2000 as the record date for the Meeting. Only stockholders of record on the stock transfer books of the Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                         By Order of the Board of Directors


                                         Glen M. Kassan
                                         Secretary

Dated: July 12, 2000
New York, New York

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            GATEWAY INDUSTRIES, INC.
                        150 EAST 52ND STREET, 21st FLOOR
                            NEW YORK, NEW YORK 10022
                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                 AUGUST 29, 2000
                                ----------------

                                  INTRODUCTION

         This Proxy Statement is being furnished to stockholders by the Board of Directors of GATEWAY INDUSTRIES, INC., a Delaware corporation (the "Company"), in connection with the solicitation of the accompanying Proxy for use at the 2000 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at 505 Park Avenue, New York, New York 10022, on August 29, 2000, at 10:00 A.M., local time, or at any adjournment thereof.

         The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is July 12, 2000.


                        RECORD DATE AND VOTING SECURITIES

         Only stockholders of record at the close of business on July 3, 2000, the record date (the "Record Date") for the Meeting, will be entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the close of business on the Record Date, there were 4,142,026 outstanding shares of the Company's common stock, $.001 par value (the "Common Stock").

                                VOTING OF PROXIES

         Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no specification is indicated on the Proxy, all such shares will be voted (i) for the election as directors of the persons who have been nominated by the Board, (ii) for the approval of an amendment to the Company's 1990 Incentive Stock Option Plan and 1990 Nonstatutory Stock Option Plan (the "Plans") increasing from 400,000 to 850,000 the number of shares reserved for issuance pursuant to the exercise of stock options granted or to be granted thereunder (the "Stock Option Plan Amendment"), (iii) for the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors for the year ending December 31, 2000 and (iv) on any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting the Proxies.

         The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter if written notice of revocation is given to the Secretary of the Company prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the Meeting or if the stockholder attends the Meeting and votes by ballot, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

         The cost of solicitation of the Proxies being solicited on behalf of the Board will be borne by the Company. In addition to the use of the mails, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

         The Company has retained Mackenzie Partners, Inc. ("Mackenzie") to solicit proxies at a cost of approximately $5,000, plus certain out-of-pocket expenses. If the Company requests Mackenzie to perform additional services, Mackenzie will bill the Company at its usual rate.


                                  VOTING RIGHTS

         Holders of each share of Common Stock are entitled to one vote for each share held on all matters. The holders of a majority of the outstanding shares of Common Stock whether present in person or represented by proxy, will constitute a quorum for the election of directors, the approval of the Stock Option Amendment and the ratification of the appointment of Grant Thornton LLP, and any other matters that may come before the meeting.

         Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining whether a quorum of shares is present at a meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

         A plurality of the total votes cast by holders of Common Stock is required for the election of directors. In tabulating the vote on the election of directors, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of such vote.

         The affirmative vote of a majority of the votes cast by holders of Common Stock is required to approve the Stock Option Plan Amendment and the proposal to ratify the appointment of Grant Thornton LLP. In tabulating the votes on the proposals to approve the Stock Option Plan Amendment and ratify the appointment of Grant Thornton LLP, shares as to which a stockholder abstains are considered shares entitled to vote on the applicable proposal and therefore an abstention would have the effect of a vote against such proposals. Broker non-votes, however, are not considered shares entitled to vote on the applicable proposals and are not included in determining whether the Stock Option Plan Amendment and the proposal to ratify the appointment of Grant Thornton LLP are approved.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information concerning ownership of the Company's Common Stock, as of the Record Date, by each person known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock, each director, each executive officer, each nominee for election as a director and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address for each 5% stockholder is 150 East 52nd Street, 21st Floor, New York, New York 10022.


                                                                 Number of Shares
                                                                 of Common Stock
Directors, Nominees, Executive Officers and 5%                     Beneficially          Percent
Stockholders                                                         Owned(1)             -age
------------                                                         --------             ----

Warren G. Lichtenstein.......................................      1,865,760(2)(3)        43.5%

Ronald W. Hayes..............................................         98,840(4)            2.4%

Jack L. Howard...............................................        162,700(5)            3.8%

Glen M. Kassan...............................................              *                 *

Steel Partners II, L.P.......................................      1,674,208              40.0%

George Soros.................................................        827,716(6)           20.0%
Soros Fund Management LLC
888 Seventh Avenue
New York, New York 10022

All directors and executive                                        2,127,300(2)           49.7%
officers as a group (four persons)

-------------------

* Less than 1%

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days after the Record
         Date) have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Consists of (i) 1,674,208 shares owned by Steel Partners II, L.P., an entity controlled by Mr. Lichtenstein, (ii) 41,552 shares owned directly by Mr. Lichtenstein, and (iii) 150,000 stock options held by Mr. Lichtenstein, all of which are exercisable within sixty days of the Record Date.

(3) More than one beneficial owner is listed above for the same securities, since the shares owned beneficially by Steel Partners II, L.P. are included in the shares beneficially owned by Mr. Lichtenstein. See note
         (2) above.

(4) Includes 50,500 stock options, all of which are exercisable within sixty days of the Record Date.

(5) Includes 107,500 stock options, all of which are exercisable within sixty days of the Record Date.

(6) Such information is based on a joint filing of an amended Schedule 13D filed on April 2, 1997.

                        PROPOSAL I--ELECTION OF DIRECTORS

Nominees

         Unless otherwise specified, all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next Annual Meeting of Stockholders of the Company and until their successors shall be duly elected and qualified. Each of the nominees currently serve as directors of the Company. The terms of office of the current directors expire at the Meeting and when their successors are duly elected and qualified. Management has no reason to believe that any of the nominees will be unable or unwilling to serve as a director, if elected. Should any of the nominees not remain a candidate for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board. The names of the nominees and certain information concerning them are set forth below:

                                                           First Year
          Name                            Age            Became Director
----------------------------------       -----         -------------------

Warren G. Lichtenstein                     34                  1994

Jack L. Howard                             38                  1994

Ronald W. Hayes                            62                  1993

---------------

         Warren G. Lichtenstein, a nominee for director, was appointed a director of the Company in May 1994 and became Chairman of the Board in October 1995. Mr. Lichtenstein has been the Chief Executive Officer of the Company since September 1994. Mr. Lichtenstein has been the Chairman of the Board, Secretary and the Managing Member of Steel Partners, L.L.C. ("Steel LLC"), the general partner of Steel Partners II, L.P. since January 1, 1996. Prior to such time, Mr. Lichtenstein was the Chairman and a director of Steel Partners, Ltd., the general partner of Steel Partners Associates, L.P., which was the general partner of Steel Partners II, L.P. since 1993 and prior to January 1, 1996. Mr. Lichtenstein has also been President and Chief Executive Officer of WebFinancial Corporation ("WEFN") since December 1997. Mr. Lichtenstein served as President and director of Marsel Mirror and Glass Products, Inc. ("Marsel"), a subsidiary of the Company, from its inception in July 1995 until shortly after the acquisition of its business by the Company in November 1995, and continued as a director until its disposition in December 1996. Marsel filed for protection under Chapter 11 of the United States Bankruptcy Code shortly following the Company's disposition of its interest in Marsel. Mr. Lichtenstein is a director of the following publicly held companies: WebFinancial Corporation, PLM International, Inc., Tech-Sym Corporation, CPX Corp., ECC International Corp. and Puroflow Incorporated.

         Jack L. Howard, a nominee for director, was appointed President of the Company in June 2000 and was elected director of the Company in May 1994. Prior to that, Mr. Howard was Acting President and Chief Financial Officer of the Company since September 1994. Mr. Howard has been a registered principal of Mutual Securities, Inc., a stock brokerage firm since prior to 1995. Mr. Howard has also been the Vice President, Secretary, and Treasurer of WEFN since
December 1997. Mr. Howard is a director of the following publicly held companies: WebFinancial Corporation and Pubco Corporation.

         Ronald W. Hayes, a nominee for director, was appointed a director of the Company in May 1993. Mr. Hayes has been the owner of Lincoln Consultors & Investors, Inc., an investing and consulting firm, for over five years.

Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

Meetings

         The Board held four meetings during the year ended December 31, 1999. From time to time, the members of the Board act by unanimous written consent pursuant to the laws of the State of Delaware.

         The  Company  does  not  presently  have  an  audit,   compensation  or
nominating committee, the customary functions of such committees being performed by the entire Board.


                                   MANAGEMENT

Executive Officers of the Company

     The following table contains the names, positions and ages of the executive officers of the Company who are not directors.


                                  Principal Occupation for the
                                  Past Five Years and Current
        Name                          Public Directorships             Age
        ----                          --------------------             ---
Glen M. Kassan              Vice President, Chief Financial             56
                            Officer and Secretary of the
                            Company since June 2000.  Vice-
                            President of Steel Partners
                            Services, Ltd. since October
                            1999.  From 1997 to 1998,
                            Chairman and Chief Executive
                            Officer of Long Term Care
                            Services, Inc., a privately owned
                            healthcare services company
                            which Mr. Kassan co-founded in
                            1994 and initially served as Vice
                            Chairman and Chief Financial
                            Officer.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid by the Company during the fiscal years ended December 31, 1999, 1998 and 1997 to the Company's Chief Executive Officer. The Company did not have any executive officer whose salary and bonus exceeded $100,000 with respect to the fiscal year ended December 31, 1999.

                                                                                                                Long-Term
                                                          Annual Compensation                                  Compensation

                                                                                                                  Securities
                                                                                                                  Underlying
          Name and Principal Position                 Year          Salary($)(1)            Bonus($)              Options(#)
          ---------------------------                 ----          ------------            --------              ----------

Warren G. Lichtenstein, Chairman of                   1999                0                   -                   50,000
the Board and Chief Executive Officer                 1998                0                   -                        -
                                                      1997                0                   -                        -


(1) For more information relating to the management functions performed by Steel Partners Services, Ltd. ("SPS"), an entity controlled by Warren G. Lichtenstein, please see "Certain Relationships and Related Transactions."

         The following table sets forth certain information regarding stock options granted to the Chief Executive Officer during the fiscal year ended December 31, 1999. The Company has never granted any stock appreciation rights.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual grants


                                        Number of
                                       Securities             % of Total Options
                                       Underlying                 Granted to
                                         Options                 Employees in            Exercise or Base          Expiration
          Name                         Granted(#)(1)            Fiscal Year(2)             Price($/Sh)                 Date
          ----                         -------------            --------------             -----------                 ----

Warren G. Lichtenstein                      50,000                  31.85%                    $2.00                  7/20/04


(1) All of the options were granted in respect of Mr. Lichtenstein's service as an executive officer of the Company.

(2) Based on an aggregate of 173,500 options granted to all employees, non-employees, and consultants during 1999. Options vest in three annual installments.

         No options were exercised by the Chief Executive Officer during the fiscal year ended December 31, 1999.

         The   following   table  sets  forth  certain   information   regarding
unexercised stock options held by the Chief Executive Officer as of December 31, 1999.


                    AGGREGATED FISCAL YEAR-END OPTION VALUES


                                              Number of Securities Underlying
                                                   Unexercised Options at             Value of Unexercised In-the-Money
                                                     December 31, 1999                 Options at December 31, 1998 (1)
           Name                                Exercisable/Unexercisable                Exercisable/Unexercisable($)
--------------------------                ---------------------------------        ------------------------------------
Warren G. Lichtenstein                                 116,667/33,333                           33,334/66,666

(1) Based on $2.00, the average high/low bid prices for the Common Stock on the last date of 1999 for which trading was reported.


Compensation of Directors and Executive Officers

         Prior to its acquisition of Oaktree Systems, Inc., the Company had no employees. Day-to-day management functions have been and shall continue to be performed by SPS. Please see the section titled "Certain Relationships and Related Transactions" for a description of the contractual arrangement between the Company and SPS.

         The Company does not currently compensate directors who are also employees of the Company for service on the Board. Directors are reimbursed for their expenses incurred in attending meetings of the Board.

Board Compensation Committee Report on Executive Compensation

         Securities and Exchange Commission regulations require the disclosure of the compensation policies applicable to executive officers in the form of a report by the compensation committee of the Board (or a report of the full Board in the absence of a compensation committee). As noted above, the Company has no employees and pays no compensation. As a result, the Board has not considered compensation policy for employees and has not included a report with this proxy statement.

Compensation Committee Interlocks and Insider Participation

         None of the Directors serving on the Stock Option and Compensation Committee were a party to any transaction which requires disclosure under Item 402(j) of Regulation S-KSB.


Transactions With Management and Others

         See the section titled "Certain Relationships and Related Transactions" with respect to transactions involving management and others.

Section 16(A) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the

Securities and Exchange Commission ("SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 1999, that there was compliance with all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders.

Certain Relationships and Related Transactions

         Pursuant to a Management Agreement approved by the Company's sole disinterested director, SPS provides the Company with certain management, consulting, advisory services and office space. In 1999, SPS received fees of $275,000 from the Company. In 2000, the fee payable to SPS is expected to be $280,000. The Management Agreement has a one year term and is renewable automatically for successive one year periods, unless terminated by either party upon 60 days' notice prior to the renewal date. The Company believes that the cost of obtaining the type and quality of services rendered by SPS under the Management Agreement is no less favorable than the cost at which the Company could obtain from unaffiliated entities.


      PROPOSAL II-- APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED 1990 INCENTIVE STOCK OPTION PLAN AND 1990 NONSTATUTORY STOCK OPTION PLAN

         The Board of the Company has unanimously approved for submission to a vote of the stockholders a proposal to amend the Plans to increase from 400,000 shares of Common Stock to 850,000 shares of Common Stock the number of shares reserved for issuance pursuant to the exercise of options granted thereunder. The purpose of the Plans is to promote the growth and profitability of the Company by providing, through the granting of options, incentive to attract highly talented persons to positions with the Company or any of its subsidiaries, to retain such persons and to motivate them to use their best efforts on behalf of the Company or its subsidiaries. No options can be granted under the Plans after 2005. Each option granted pursuant to the Plans shall be designated at the time of grant as either an "incentive stock option" or as a "non-qualified option."

         The Plans, as proposed to be amended, would authorize the issuance of a maximum of 850,000 shares of Common Stock pursuant to the exercise of options granted thereunder. At December 31, 1999, stock options to purchase 343,500 shares of Common Stock available under the Plans have been granted, including options to purchase 60,000 shares to executive officers and Directors of the Company. In addition, options to purchase 200,000 shares of Common Stock at an exercise price of $4.00 per share have been granted to three stockholders of Oaktree pursuant to the terms of the Company's acquisition of Oaktree, subject to stockholder approval of the Stock Option Plan Amendment. Should such stockholder approval not be obtained, then any stock options granted under the Plans on the basis of the increase to 850,000 shares of Common Stock will terminate without ever becoming exercisable for any of the shares of Common Stock subject to those options, and no further options will be granted.

Administration of the Plans

         The Plans shall be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Committee"). The Committee shall determine to whom, among those eligible, and the time or times at which options, will be granted, the number of shares to be subject to options the duration of options, any conditions to the exercise of options, and the manner in a price at which options may be exercised.

         The Board may amend, suspend, alter or terminate the Plans at any time. To the extent necessary or desirable to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, the Internal

Revenue Code or any other applicable law or regulation, the Company shall obtain stockholder approval of any amendment to the Plans only in such a manner and to such a degree as required.

Option Price

         The exercise price of each option is determined by the Committee, but may not be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted, in the case of an incentive stock option. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the option on the date the option is granted.

Terms of Options

         The term of each option shall be determined by the Board, but in no event shall an option terminate later than 10 years after the date of grant. Incentive options granted to an employee who owns over 10% of the total combined voting power of all classes of stock of the Company shall expire not more than five years after the date of grant. The Plans provide for the earlier expiration of options of a participant in the event of certain terminations of employment.

Registration of Shares

         The Company has filed a registration statement under the Securities Act with respect to 400,000 shares of Common Stock issuable pursuant to the Plans. The Company intends to file an additional registration statement under the Securities Act with respect to the additional 450,000 shares of Common Stock issuable pursuant to the Stock Option Plan Amendment subsequent to the Stock Option Plan Amendment's approval by the Company's stockholders.

New Plan Benefits

     Grants under the Plans shall be generally made at the discretion of a Compensation and Stock Option Committee and are therefore not determinable with respect to dollar value or amount. The following table sets forth the total number of Options granted under the Plans during the 1999 and 2000 fiscal years and the dollar value of such Options as of the Record Date based on the closing trading price of the Common Stock on such date.

                                NEW PLAN BENEFITS

                                                                                           Number of Options
                                                                                           Granted in Fiscal
               Name and Position                         Dollar Value ($)                    1999 and 2000
               -----------------                         ----------------                    -------------
Warren G. Lichtenstein                                          -0-                             50,000
  Chairman of the Board
  and Chief Executive Officer
Jack L. Howard                                                  -0-                             10,000
  President
Glen M. Kassan                                                $7,500                            40,000
  Vice President, Chief
  Financial Officer and
  Secretary


Frank C. Mackay, Jr.                                            -0-                             135,280
  President, Oaktree Systems, Inc.
Thomas Tomaszewski                                              -0-                             45,100
  Senior Vice President, Oaktree
Systems, Inc.
Edward W. Testa, Jr.                                            -0-                             19,620
  Senior Vice President, Oaktree
Systems, Inc.
Executive Group                                               $7,500                            100,000
Non-Executive Employees Group                                   -0-                             200,000


Required Vote

         The affirmative vote of a majority of the votes cast by holders of the Common Stock is required to approve the Stock Option Plan Amendment. If the Stock Option Plan Amendment is approved, Section 4.1 of the Plans will be amended and restated in its entirety as follows:

         "Subject to Section 8.1, the maximum number of Shares which may be optioned and sold under the Plans is 850,000 in the aggregate."

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 1990 INCENTIVE STOCK OPTION PLAN AND 1990 NONSTATUTORY STOCK OPTION PLAN

                                   -----------

                  PROPOSAL III--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

         On June 22, 1999, the Company was informed by Ernst & Young LLP, that it had resigned as the Company's auditors. Ernst & Young's reports on the financial statements for the past two years have not contained any adverse opinion or disclaimer of opinion, nor was any opinion qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1998 and 1997, and in the interim period subsequent to December 31, 1998, preceding the date of Ernst & Young's resignation, there were no "disagreements," as that term is defined in the instructions to Form 8-K and the regulations applicable to Item 4 of Form 8-K, with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which "disagreement", if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the "disagreement" in their report.

         On June 29, 1999, the Board of the Company engaged Grant Thornton LLP as the Company's auditors. The Company has not consulted with Grant Thornton LLP during the past two fiscal years concerning the application of accounting principles or any issues relating to accounting, auditing or financial reporting.

         Ernst & Young has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements.

         Although the selection of auditors does not require ratification, the Board has directed that the appointment of Grant Thornton LLP be submitted to stockholders for ratification due to the significance of such appointment to the Company. If stockholders do not ratify the appointment of Grant Thornton LLP, the Board will consider the appointment of other certified public accountants. The approval of the proposal to ratify the appointment of Grant Thornton LLP requires the affirmative vote of a majority of the votes cast by holders of the Common Stock.

         The Company's auditors for the fiscal year ended December 31, 1999 were Ernst & Young LLP. The Company does not expect a representative of Ernst & Young LLP or Grant Thornton LLP to be present at the Meeting.

Recommendation

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2000.


                                  ANNUAL REPORT

         All stockholders of record as of the Record Date, have been sent, or are concurrently herewith being sent, a copy of the Company's 1999 Annual Report for the year ended December 31, 1999, which contains certified financial statements of the Company for the year ended December 31, 1999.


         ANY STOCKHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 (WITHOUT EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO GLEN M. KASSAN, SECRETARY AT GATEWAY INDUSTRIES, INC., 150 EAST 52ND STREET, 21st FLOOR, NEW YORK, NEW YORK 10022.


                              STOCKHOLDER PROPOSALS

         Stockholder proposals made in accordance with Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in New York, New York no later than February 5, 2001 for inclusion in the proxy statement for that meeting.

         On May 21, 1998 the Securities and Exchange adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2001 Annual Meeting of Stockholders, if the Company is not provided notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, by May 20, 2001, the company will be allowed to use its voting authority as outlined above.


                                  OTHER MATTERS

         As of the date of this Proxy Statement, management knows of no matters other than those set forth herein which will be presented for consideration at the Meeting. If any other matter or matters are properly brought before the Meeting or any adjournment thereof, the persons named in the accompanying Proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Glen M. Kassan
Secretary
July 12, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            GATEWAY INDUSTRIES, INC.

                     Proxy -- Annual Meeting of Stockholders
                                 August 29, 2000

         The undersigned, a stockholder of Gateway Industries, Inc., a Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack
L. Howard, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2000 Annual Meeting of Stockholders of the Company to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP at 505 Park Avenue, New York, New York 10022, on August 29, 2000 at 10:00 A.M., local time, or at any adjournment or adjournments thereof.

         The undersigned hereby instructs said proxies or their substitutes:

1.     ELECTION OF DIRECTORS:

       The election of Warren G. Lichtenstein, Jack L. Howard and Ronald W. Hayes to the Board of Directors, to service until the 2001 Annual Meeting of Stockholders and until their respective successors are elected and shall qualify.

                       WITHHOLD AUTHORITY
FOR ALL                TO VOTE FOR ALL                 ________________________
NOMINEES ___           NOMINEES ___                    ________________________
                                                       To withhold authority to
                                                       vote for any individual
                                                       nominee(s), print name
                                                       above.

2. TO AMEND THE COMPANY'S AMENDED AND RESTATED 1990 INCENTIVE STOCK OPTION PLAN AND 1990 NONSTATUTORY STOCK OPTION PLAN:

                   ______  FOR   _____  AGAINST    _____  ABSTAIN

3.       TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

                   ______  FOR   _____  AGAINST    _____  ABSTAIN

4.       DISCRETIONARY AUTHORITY:

         In their discretion, the proxies are authorized to vote upon such other and further business as may properly come before the Meeting.

                  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE GIVEN. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO ELECT DIRECTORS, APPROVE THE AMENDMENT TO THE AMENDED AND RESTATED 1990 INCENTIVE STOCK OPTION PLAN AND 1990 NONSTATUTORY STOCK OPTION PLAN AND TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                  The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that all the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Dated _______________________, 2000


_____________________________ (L.S.)


_____________________________ (L.S.)
         Signature(s)


NOTE: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed with full corporate name by a duly authorized officer.

         Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.